UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): May 26, 2011
RehabCare Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14655	51-0265872

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7733 Forsyth Boulevard Suite 2300 St. Louis, Missouri	63105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(800) 677-1238

Not applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     At a special meeting of the stockholders of RehabCare Group, Inc. (the “Company” or “RehabCare”) held on May 26, 2011, the Company’s stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of February 7, 2011, by and among Kindred Healthcare, Inc. (“Kindred”), Kindred Healthcare Development, Inc. (“Merger Subsidiary”) and RehabCare, providing for the acquisition of RehabCare by Kindred (as amended, the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, RehabCare will be merged with and into Kindred (the “Merger”), with Kindred surviving the Merger, provided that either Kindred or RehabCare may, prior to the effective time of the Merger, elect to change the method of effecting the Merger to provide for a merger of Merger Subsidiary with and into RehabCare, with RehabCare surviving as a wholly owned subsidiary of Kindred.
     The stockholders of the Company also voted to approve adjournments or postponements of the RehabCare special meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the RehabCare special meeting to adopt the merger agreement. The special meeting was not adjourned to a later date. The matters acted upon at the special meeting are described in more detail in the Joint Proxy Statement/Prospectus of Kindred and RehabCare filed with the Securities and Exchange Commission by Kindred on April 26, 2011, pursuant to which proxies were solicited.
     The final voting results for each proposal are set forth below:
Proposal 1: Adopt the Merger Agreement

For	Against	Abstain	Broker Non-Votes
19,578,723	80,705	3,657	0
Proposal 2: Adjourn the Special Meeting

For	Against	Abstain	Broker Non-Votes
18,200,955	1,460,817	1,313	0
Item 8.01. Other Events.
     RehabCare and Kindred anticipate that the Merger will be consummated on June 1, 2011.
Additional Information About this Transaction
     In connection with the pending transaction with RehabCare Group, Inc. (“RehabCare”), Kindred Healthcare, Inc. (“Kindred”) has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (commission file number 333-173050) that includes a joint proxy statement of Kindred and RehabCare that also constitutes a prospectus of Kindred. The registration statement was declared effective by the SEC on April 26, 2011. Kindred and RehabCare mailed the definitive joint proxy statement/prospectus to their respective stockholders on or about April 28, 2011. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PENDING TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other related documents filed by Kindred and RehabCare with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus and the other documents filed by Kindred and RehabCare with the SEC may also be obtained for free by accessing Kindred’s website at www.kindredhealthcare.com and clicking on the “Investors” link and then clicking on the link for “SEC Filings” or by accessing RehabCare’s website at www.RehabCare.com and clicking on the “Investor Information” link and then clicking on the link for “SEC Filings”.
Participants in this Transaction
     Kindred, RehabCare and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from their respective stockholders in favor of the pending transaction. You can find information about Kindred’s executive officers and directors in the joint proxy statement/prospectus. You can find information about RehabCare’s executive officers and directors in its amended Form 10-K filed with the SEC on April 28, 2011. You can obtain a free copy of these documents from Kindred or RehabCare, respectively, using the contact information above.
Forward-Looking Statements
     Information set forth herein contains forward-looking statements, which involve a number of risks and uncertainties. Kindred and RehabCare caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Kindred and RehabCare, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts.
     The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (a) the satisfaction of the closing conditions to the acquisition of RehabCare by Kindred, and Kindred’s ability to complete the required financing as contemplated by the financing commitment; (b) Kindred’s ability to integrate the operations of the acquired hospitals and rehabilitation services operations and realize the anticipated revenues, economies of scale, cost synergies and productivity gains in connection with the RehabCare acquisition and any other acquisitions that may be undertaken during 2011, as and when planned, including the potential for unanticipated issues, expenses and liabilities associated with those acquisitions and the risk that RehabCare fails to meet its expected financial and operating targets; (c) the potential for diversion of management time and resources in seeking to complete the RehabCare acquisition and integrate its operations; (d) the potential failure to retain key employees of RehabCare; (e) the impact of Kindred’s significantly increased levels of indebtedness as a result of the RehabCare acquisition on Kindred’s funding costs, operating flexibility and ability to fund ongoing operations with additional borrowings, particularly in light of ongoing volatility in the credit and capital markets; (f) the potential for dilution to Kindred’s stockholders as a result of the RehabCare acquisition; and (g) the ability of Kindred to operate pursuant to the terms of its debt obligations, including Kindred’s obligations under financings undertaken to complete the RehabCare acquisition, and the ability of Kindred to operate pursuant to its master lease agreements with Ventas, Inc. (NYSE:VTR). Additional factors that may affect future results are contained in Kindred’s and RehabCare’s filings with the SEC, which are available at the SEC’s web site at www.sec.gov. Many of these factors are beyond the control of Kindred or RehabCare. Kindred and RehabCare disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REHABCARE GROUP, INC.
Date: May 26, 2011	By:	/s/ Jay W. Shreiner
Jay W. Shreiner
Executive Vice President and Chief Financial Officer